                                                                    Exhibit 10.2

        Confidential treatment has been requested for portions of this Exhibit. The Confidential Portions have been redacted and are denoted by [ * * * ]. The Confidential Portions have been separately filed with the Commission.


                                   AMENDMENT


THIS AMENDMENT ("Amendment") is made and entered into as of December 12, 1997, by and between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft"), and Voxware, Inc., a Delaware corporation located at 305 College Road East, Princeton, NJ 08540 ("Voxware").

                                   Recitals

The parties entered into a Software License Agreement dated March 31, 1997 for Voxware's MetaSound Codec(s) in the Microsoft Products (the "MetaSound Agreement") (as such terms are defined therein), which MetaSound Agreement remains in effect;

Microsoft now also desires a license to additional programs of Voxware as specified in this Amendment;

The parties now wish to modify the MetaSound Agreement in order to grant to Microsoft the license to the additional programs (the "Additional Programs"), in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties hereby agree to modify the MetaSound Agreement as follows:

                                   Amendment

1. In addition to the MetaSound Codecs specified in Exhibit A of the MetaSound Agreement, Microsoft shall also have a license subject to the terms and conditions of the MetaSound Agreement, to the Additional Programs specified in Exhibit A-1, which is attached hereto and incorporated herein by this reference. Exhibit A of the MetaSound Agreement remains in full force and effect, and all terms, conditions and restrictions applicable to the MetaSound Codecs in Exhibit A shall also apply to the Additional Programs in Exhibit A-1 unless otherwise specified herein.

2. In addition to the license fee specified in Section 3.1 of the MetaSound Agreement for the MetaSound Codecs, Microsoft shall also pay to Voxware for the Additional Programs, the fees set forth in Exhibit C-1, which is attached hereto and incorporated herein by this reference. Exhibit C of the MetaSound Agreement remains in full force and effect.

3. Voxware shall deliver the Additional Programs according to the schedule specified in Exhibit C-1. Microsoft's acceptance of the Additional Programs shall be in accordance with Section 2.1 of the MetaSoundAgreement.

4. The parties shall issue a joint press release at a mutually agreeable date following execution of this Amendment, applicable to the Additional Programs licensed hereunder. Microsoft will provide a quote from a senior executive (e.g., General Manager) for the purposes of such press release.

5. No maintenance fee for the Additional Programs shall be due for the first one year period of this Amendment. Subsequent to the first anniversary of this Amendment, Microsoft shall pay to

        Voxware an annual support fee of [ * * * ] Dollars (US$[ * * * ]) for each year that Microsoft desires to receive Updates, Ports, and the maintenance services described in Section 5.3 of the MetaSound Agreement for the Additional Programs.

6.      The definition of "Microsoft Products" shall be amended to include
        [* * *] .

7. The paragraph at the end of Section 4.1 is amended to read in its entirety as follows:

        Voxware will include a locking mechanism in the Encoder to inhibit direct or independent access to the Encoder by other than a Microsoft Product. Microsoft will not publish or disclose the key to the locking mechanism to third parties; provided, however, Microsoft may license the key to third parties for the sole purpose of creating streaming content for formats supported by current and future versions of Microsoft Products.

8.      The following provision is added to the agreement as Section 4.7:

        [ * * * ]: Voxware agrees [ * * * ];

        "Voxware Patents" as used in this subsection means all patents and applications therefore throughout the world owned, controlled or acquired by Voxware that relate to MetaSound Codecs licensed under this Agreement. The [ * * * ] shall commence upon the first to issue and shall terminate upon the last to expire, of any of the Voxware Patents.

        In the event Voxware assigns any Voxware Patents or rights to enforce Voxware Patents, Voxware shall require as a condition of any such assignment that the assignee agree to be bound by the provisions of this subsection.

Except as expressly specified herein, all terms and conditions of the MetaSound Agreement shall remain in full force and effect and shall apply to the subject matter of this Amendment.

IN WITNESS WHEREOF, the parties indicate their agreement with and acceptance of the terms and conditions contained in this Amendment, and this Amendment is hereby made a part of the MetaSound Agreement, as of the date first provided above.


MICROSOFT CORPORATION                 VOXWARE, INC.


/s/ Robert Muglia                     /s/ Kenneth Traub
---------------------------------     ------------------------------------------
Signature                             Signature


Robert Muglia                         Kenneth Traub
---------------------------------     ------------------------------------------
Print Name                            Print Name


VP, Server Applications               Executive VP and CFO
---------------------------------     ------------------------------------------
Title                                 Title

                                  EXHIBIT A-1

                     DESCRIPTION OF SOFTWARE DELIVERABLES

        Functional Specifications of the MetaSound Codec Additional Programs to be delivered to Microsoft

        A.       Overview

        Voxware will deliver localizable Implementations for use with a variety of computing platforms, regardless of processor type. Below is the table describing general requirements of each platform.

--------------------------------------------------------------------------------
Platform               Encoder                  Decoder
--------------------------------------------------------------------------------
Win16                  Not Applicable           Wrapper:  ACM
                                                Processor:  excluding 286-or-
                                                slower processors
--------------------------------------------------------------------------------
Win32
(Intel and DEC Alpha)  Wrapper:  ACM &          Wrapper:  ACM & [ * * * ] Filter
                       [ * * * ] Filter         Processor:  excluding 386-or-
                       Keyed for use with       slower processors
                       [ * * * ] Libraries,
                       [ * * * ] Libraries, and
                       related third party ASF
                       content creation
                       applications
                       Processor:  excluding
                       386-or-slower processors
--------------------------------------------------------------------------------
MacOS                   Wrapper:  QuickTime     Wrapper:  QuickTime
                        Keyed for use with      Processor:  non-68K
                        [ * * * ] Libraries,    System 7.1 and later
                        [ * * * ] Libraries,
                        and related third
                        party ASF content
                        creation applications
                        Processor:  non-68K
                        System 7.1 and later
--------------------------------------------------------------------------------
Solaris 2.5 & higher    Not Applicable          Wrapper:  Voxware's Native API
--------------------------------------------------------------------------------
Irix 6.2 & higher       Not Applicable          Wrapper:  Voxware's Native API
--------------------------------------------------------------------------------
HP UX 10.01& higher     Not Applicable          Wrapper:  Voxware's Native API
--------------------------------------------------------------------------------
SunOS 4.1.3 & higher    Not Applicable          Wrapper:  Voxware's Native API
--------------------------------------------------------------------------------
Linux 2.0.18 & higher   Not Applicable          Wrapper:  Voxware's Native API
--------------------------------------------------------------------------------

B.       General Description of the AC6 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:

    *       input:  one frame of  64ms of signal sampled at 8 kHz (512 samples);
    * output: 384 bits of code for each input frame, hence a bit rate of 6000 bps.

The second one (the decoder) has the following functionality:

    *       input:  384 bits of code for each frame of  64ms;
    * output: 512 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 64ms, hence corresponding to a signal sampling frequency of 8 kHz.

C.       General Description of the AC32 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
    * input: one frame of 46.44 ms of signal sampled at 44.1 kHz (2048 samples);
    * output: 1488 bits of code for each input frame, hence a bit rate of 32041 bps.

The second one (the decoder) has the following functionality:
    *       input:  1488 bits of code for each frame of 46.44 ms;
    * output: 2048 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 44.1 kHz.

D.       General Description of the AC40 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
    * input: one frame of 46.44 ms of signal sampled at 44.1 (2048 samples);
    * output: 1864 bits of code for each input frame, hence a bit rate of 40138 bps.

The second one (the decoder) has the following functionality:
    *       input:  1864 bits of code for each frame of 46.44 ms;
    * output: 2048 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 44.1 kHz.

E.       General Description of the AC48  codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 46.44 ms of signal sampled at 44.1 kHz (2048 samples);
         * output: 2232 bits of code for each input frame, hence a bit rate of 48062 bps.

The second one (the decoder) has the following functionality:
         *       input:  2232 bits of code for each frame of 46.44 ms;
         * output: 2048 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 44.1 kHz.

F.       General Description of the ACS16 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 64 ms of signal sampled at 8 kHz (512 samples) stereo;
         * output: 1024 bits of code for each input frame, hence a bit rate of 16000 bps.

The second one (the decoder) has the following functionality:

         *       input:  1024 bits of code for each frame of 46.44 ms;
         * output: 512 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 8 kHz.



G.      General Description of the ACS20 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 46.44 ms of signal sampled at 11 kHz (512 samples) stereo;
         * output: 928 bits of code for each input frame, hence a bit rate of 20000 bps.

The second one (the decoder) has the following functionality:
         *       input:  928 bits of code for each frame of 46.44 ms;
         * output: 512 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 11 kHz.


H.       General Description of the ACS32 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         *       input:  one frame of 64 ms of signal sampled at 16 kHz
         (1024 samples) stereo;
         * output: 2048 bits of code for each input frame, hence a bit rate of 32000 bps.

The second one (the decoder) has the following functionality:
         *       input:  2048 bits of code for each frame of 64 ms;
         * output: 1024 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 64 ms, hence corresponding to a signal sampling frequency of 16 kHz.


I.       General Description of the ACS48 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 46.44 ms of signal sampled at 22 kHz (1024 samples) stereo;
         * output: 2232 bits of code for each input frame, hence a bit rate of 48062 bps.

The second one (the decoder) has the following functionality:
         *       input:  2232 bits of code for each frame of 46.44 ms;
         * output: 1024 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 22 kHz.


J.       General Description of the ACS64 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 46.44 ms of signal sampled at 44.1 kHz (2048 samples) stereo;
         * output: 2976 bits of code for each input frame, hence a bit rate of 64083 bps.

The second one (the decoder) has the following functionality:
         *       input:  2976 bits of code for each frame of 46.44 ms;
         * output: 2048 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 44.1 kHz.

K.       General Description of the ACS80 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 46.44 ms of signal sampled at 44.1 kHz (2048 samples) stereo;
         * output: 3728 bits of code for each input frame, hence a bit rate of 80276 bps.

The second one (the decoder) has the following functionality:
         *       input:  3728 bits of code for each frame of 46.44 ms;
         * output: 2048 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 44.1 kHz.


L.       General Description of the ACS96 codec

The package consists of one encoder and one decoder.

The encoder has the following functionality:
         * input: one frame of 46.44 ms of signal sampled at 44.1 kHz (2048 samples) stereo;
         * output: 4464 bits of code for each input frame, hence a bit rate of 96124 bps.

 The second one (the decoder) has the following functionality:
         *       input:  4464 bits of code for each frame of 46.44 ms;
         * output: 2048 samples of signal with an average amplitude that corresponds to the one used during the encoding phase; output samples are generated each 46.44 ms, hence corresponding to a signal sampling frequency of 44.1 kHz.

M.      Performance

        There is one package containing an algorithm implemented in software (both object code and source code). There are eleven codecs. Each codec has a single flat bit rate: AC6 - 6000 bps, AC32 - 32041 bps, AC40 - 40138 bps, AC48 -48062 bps, ACS16 - 16000 bps, ACS20 - 20000 bps, ACS32
        - 32041 bps, ACS48 -48062 bps, ACS64 - 64083 bps, ACS80 - 80276 bps,
        ACS96 - 96124 bps. The codecs achieve certain performance criteria.

--------------------------------------------------------------------------------
Codec           Bandwidth               Sampling Rate         Frequency Response
--------------------------------------------------------------------------------
AC6             6 Kbps                  8 kHz                 0 - 4 kHz
--------------------------------------------------------------------------------
AC32           32 Kbps                 44.1 kHz               0 - 22.05 kHz
--------------------------------------------------------------------------------
AC40           40 Kbps                 44.1 kHz               0 - 22.05 kHz
--------------------------------------------------------------------------------
AC48           48 Kbps                 44.1 kHz               0 - 22.05 kHz
--------------------------------------------------------------------------------
ACS16          16 Kbps                  8 kHz                 0 - 4 kHz
--------------------------------------------------------------------------------
ACS20          20 Kbps                 11 kHz                 0 - 5.5 kHz
--------------------------------------------------------------------------------
ACS32          32 Kbps                 16 kHz                 0 - 8 kHz
--------------------------------------------------------------------------------
ACS48          48 Kbps                 22 kHz                 0 - 11 kHz
--------------------------------------------------------------------------------
ACS64          64 Kbps                 44.1 kHz               0 - 22.05 kHz
--------------------------------------------------------------------------------
ACS80          80 Kbps                 44.1 kHz               0 - 22.05 kHz
--------------------------------------------------------------------------------
ACS96          96 Kbps                 44.1 kHz               0 - 22.05 kHz
--------------------------------------------------------------------------------

                                  EXHIBIT C-1

                         Delivery And Payment Schedule


As the sole and exclusive consideration for (a) all of the rights granted to Microsoft under this Agreement to the Additional Programs (the Beta Win32 component of which has been accepted by Microsoft) and (b) Voxware's obligations regarding the maintenance of the Additional Programs, Microsoft shall pay Voxware [ * * * ] Dollars (US$[ * * * ] ). Such fee will be payable as follows: a one-time non-refundable, fully paid up license fee of [ * * * ] Dollars (US$[
* * * ] ) payable within forty five (45) days following execution of this Amendment, and [ * * * ] Dollars (US$[ * * * ] ) as nonrecurring engineering fees according t o the schedule set forth below, upon Microsoft's acceptance of each Additional Program Deliverable:

--------------------------------------------------------------------------------
Platform          Processor         Encoder           Decoder           NRE
--------------------------------------------------------------------------------
Beta Win32        Intel             12/19/97          12/19/97       $[ * * * ]
--------------------------------------------------------------------------------
Win16             Intel             Not Applicable     3/30/98       $[ * * * ]
--------------------------------------------------------------------------------
Final Win32       Intel, DEC Alpha  3/9/98             3/9/98        $[ * * * ]
--------------------------------------------------------------------------------
MacOS             PPC               3/16/98            3/16/98       $[ * * * ]
--------------------------------------------------------------------------------
Solaris 2.5 &     SPARC             Not Applicable     4/20/98       $[ * * * ]
higher
--------------------------------------------------------------------------------
Irix 6.2 & higher MIPS              Not Applicable     4/20/98       $[ * * * ]
--------------------------------------------------------------------------------
HP UX 10.01 &     PA RISC           Not Applicable     4/20/98       $[ * * * ]
higher
--------------------------------------------------------------------------------
SunOS 4.1.3 &     SPARC             Not Applicable     4/20/98       $[ * * * ]
higher
--------------------------------------------------------------------------------
Linux 2.0.18 &    Intel             Not Applicable     4/20/98       $[ * * * ]
higher
--------------------------------------------------------------------------------
[ * * * ]-Only    Intel, DEC Alpha  3/9/98             3/9/98        $[ * * * ]
Light Version
for Win32
--------------------------------------------------------------------------------